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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 11, 2007

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Colorado
                 (State or other jurisdiction of incorporation)

            000-26017                                   58-2222646
          -------------                               ---------------
      (Commission File Number)               (IRS Employer Identification No.)

                           940 Calle Amanecer Suite E
                         San Clemente, California 92673
                            Telephone: (949) 542-7440

          (Address and telephone number of principal executive offices and place of business)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Reclamation Consulting and Applications, Inc. ("we", "us" or the "Company")
files this report on Form 8-K to report the following:

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

This Form 8-K/A is being filed for the purpose of disclosing that, in addition to the information that was disclosed under "RELATED TRANSACTION" in the Form 8-K we filed on June 15, 2007, we also committed to issue 500,000 shares of our common stock to Paul Hughes for providing a personal guaranty of our obligations under the secured convertible debentures to 0761291 B.C. Ltd. and Eat-Me Foods, Ltd. Valued at $0.28 per share, the closing sale price of our shares on the OTC Bulletin Board on May 30, 2007, the closing date of the secured convertible debenture transaction, the 500,000 shares that we are committed to issue have a value of $140,000.


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SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reclamation Consulting and Applications, Inc.

By: /s/ Michael Davies
    ------------------------
    Michael Davies, CEO

Dated: July 13, 2007



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